                                                                      EXHIBIT 21
                          COLUMBIA/HCA HEALTHCARE CORPORATION
                    SUBSIDIARY-PARTNERSHIP LIST/HOSPITAL AND OTHER


STATE OF            NAME OF SUBSIDIARY AND TRADE NAMES UNDER WHICH
INCORPORATION              SUCH SUBSIDIARY OPERATES


ALABAMA

       Birmingham Outpatient Surgery Center, Ltd. - Doing Business As:

             Birmingham Outpatient CareCenter

       Birmingham Outpatient Surgical Center, Inc.

       Columbia/HCA Montgomery Healthcare System, Inc.

       East Montgomery Medical Center, Inc. - Doing Business As:

             East Montgomery Medical Center (Montgomery, AL)

       Florence Hospital, Inc. - Doing Business As:

             Florence Hospital (Florence, AL)

       Colonial Manor Professional Building (Florence, AL)

       Galen Medical Corporation  - Doing Business As:

             Metropolitan Hospital (Atlanta, GA)

       HCA Health Services of Alabama, Inc.

       Huntsville Physical Therapy, Inc. - Doing Business As:

             Sports Therapy & Rehabilitation of Huntsville

       Huntsville Surgery Center, Ltd.

       Maynor Eye Center, Inc.

       Medical Center Shoals, Inc. - Doing Business As:

             Medical Center Shoals (Muscle Shoals, AL)

       Shoals Medical Building (Muscle Shoals, AL)

       Montgomery Regional Medical Center, Inc. - Doing Business As:

             Montgomery Regional Medical Center (Montgomery, AL)

       Montgomery Regional Medical Center Allied Health Institutes
        (Montgomery, AL)

       Montgomery Surgical Center, Ltd.- Doing Business As:

ALABAMA CONTINUED

             Montgomery Surgical Center

       North Alabama Healthcare System, Inc.

       Northwest Medical Center, Inc. - Doing Business As:

             Northwest Medical Center (Russellville, AL)

       Surgicare of Huntsville, Inc.

       Surgicare of Mobile, Inc.

       Surgicare of Mobile, Ltd.- Doing Business As:

             Surgicare of Mobile

       Surgicare of Montgomery, Inc.

       The Surgery Center JV - Doing Business As:

             The Surgery Center of Huntsville

ALASKA

       Alaska Surgery Center, Inc.

       Alaska Surgery Center, Ltd.- Doing Business As:

       Alaska Surgery Center

       Chugach Physical Therapy, Inc. - Doing Business As:

       Chugach Physical Therapy & Fitness Center

ARKANSAS

       Central Arkansas Provider Network, Inc.

       Columbia Health System of Arkansas, Inc.

       HCA Health Services of Arkansas, Inc.

       Surgicare Outpatient Center of Ft. Smith, Inc.

ARIZONA

       Galen of Arizona, Inc. - Doing Business As:

             Healthwest Regional Medical Center (Phoenix, AZ)
             Paradise Valley Hospital (Phoenix, AZ)
             Columbia HomeCare (Phoenix, AZ)
             Doctors Medical Plaza South (Phoenix, AZ)
             Paradise Valley HomeCare (Phoenix, AZ)

ARIZONA CONTINUED

       HCA Health Services of Arizona, Inc.

       Osborn Ambulatory Surgery Group, Ltd.- Doing Business As:

             Osborn Ambulatory Surgical Center

       Paradise Valley Psychiatric Services, Inc.

       Phoenix Surgical Facilities, Ltd.

       Surgicare of Phoenix, Inc.

       Surgicenter of Glendale, Inc. - Doing Business As:

             Glendale Surgicenter

       Surgicenters of America, Inc. - Doing Business As:

             Surgicenter Pain Unit
             Surgicenter

CALIFORNIA

       Arcadia Outpatient Surgery Center, LP - Doing Business As:

             Arcadia Outpatient Surgery Center

       Birthing Facility of Beverly Hills, Inc.

       Galen-Soch, Inc.

       HCA Allied Health Services of San Diego, Inc.

       HCA Health Services of California, Inc.

       HCA Hospital Services of San Diego, Inc.

       Hospital Corporation of California

       Huntington Associates

       Huntington Beach Diagnostic Imaging Associates, Ltd.

       Huntington Intercommunity Hospital - Doing Business As:

             Huntington Beach Medical Center (Huntington Beach, CA) Huntington Beach Diagnostics Imaging Center

       Kingsbury Capital Partners, Inc.

       LE Corporation - Doing Business As:

             The Oaks Retirement Center (Pasadena, CA)

       Las Encinas Hospital - Doing Business As:

             Las Encinas Hospital (Pasadena, CA)

CALIFORNIA CONTINUED

       Los Gatos Surgical Center, a California Limited Partnership - Doing Business As:

             Los Gatos Surgical Center

       Los Robles Regional Medical Center - Doing Business As:

             Los Robles Regional Medical Center - (Thousand Oaks, CA)

       Los Robles Surgicenter

       MCA Investment Company

       MCA Management Partnership, Ltd.

       Meditrina Medical Center, Ltd.- Doing Business As:

             Surgicenter of South Bay

       Neuro Affiliates Company

       North Anaheim Surgicenter, Ltd.- Doing Business As:

             North Anaheim Surgery Center

       North Coast Surgery Center, Ltd.- Doing Business As:

             North Coast Surgery Center

       Orange Surgical Services, Ltd. - Doing Business As:

             Orange Surgical Services, Inc.

       Psychiatric Company of California, Inc.

       SLCO, Inc. - Doing Business As:

             San Leandro Hospital (San Leandro, CA)

       Saddleback Outpatient Surgery Center, Ltd. - Doing Business As:

             Saddleback Valley Outpatient Surgery Center

       San Joaquin Surgery Center, Ltd.

       San Joaquin Surgical Center, Inc.

       San Leandro Surgery Center, Ltd.

       Southwest Center Surgery, Ltd.- Doing Business As:

             Southwest Surgical Clinic

       Southwest Surgical Clinic, Inc.

       Surgical Centers of Southern California, Inc.

       Surgicare of Anaheim, Inc.

       Surgicare of Beverly Hills, Inc.

       Surgicare of La Veta, Inc.

CALIFORNIA CONTINUED

       Surgicare of La Veta, Ltd.- Doing Business As:

             La Veta Surgery Center

       Surgicare of Laguna Hills, Inc.

       Surgicare of Los Gatos, Inc.

       Surgicare of Montebello, Inc.

       Surgicare of North Anaheim, Inc.

       Surgicare of Oceanside, Inc.

       Surgicare of Orange, Inc.

       Surgicare of San Leandro, Inc.

       Sutter Corporation

       Tri-City Ambulatory Surgical Investors, Ltd.

       West Anaheim Community Hospital - Doing Business As:

             West Anaheim Medical Center (Anaheim, CA)

       West Hills Hospital - Doing Business As:

             West Hills Regional Medical Center (Canoga Park, CA)

       Westminster Community Hospital

       Woodward Park Surgicenter, Inc.

       Woodward Park Surgicenter, Ltd - Doing Business As:

             Woodward Park Surgicenter

COLORADO

       Centrum Surgery Center, Ltd.

       Colorado Healthcare Management, Inc.

       Columbine Psychiatric Center, Inc. - Doing Business As:

             Columbine Psychiatric Center (Littleton, CO)

       Denver Mid-Town Surgery Center, Ltd.

COLORADO CONTINUED

       Galen of Aurora, Inc. - Doing Business As:

             Aurora Regional Medical Center (Aurora, CO)
             Aurora Physicians Building

       HCA Health Services of Colorado, Inc.

       Health Care Indemnity, Inc.

       Lakewood Outpatient Surgical Center, Ltd.

       Lakewood Surgery Center JV - Doing Business As:

             Lakewood Surgical Center

       Lakewood Surgicare, Inc.

       Mountainview MRI Associates, Ltd.

       MOVCO, Inc.

       Surgicare of Denver Mid-Town, Inc.

       Surgicare of Southeast Denver, Inc.

DELAWARE

       AlternaCare Corp. - Doing Business As:

             Diablo Valley Surgery Center

       Amedicorp, Inc. - Doing Business As:

             Southwest Dual Diagnostic Center

       American Medicorp Development Co. - Doing Business As:

             Columbia County Medical Plaza (GA)
             Cypress Medical Office Building (FL)
             Doctors Medical Plaza-North (Phoenix, AZ)
             Duluth Medplus (Duluth, GA)
             East Ridge Doctors Building (TN)
             East Ridge Professional Building (TN)
             Lilburn Medplus (Lilburn, GA)
             MetroImaging (San Antonio, TX)
             Roswell Medplus (Roswell, GA)
             Sunrise Medical Tower I (3201 S. Maryland Parkway) (NV) Sunrise Medical Tower II (3121 S. Maryland Parkway) (NV)

       Bowling Green MRI, L.P.

       Central Texas Lithotripter Associates, L.P.

       CHC Finance Co.

       CHC Holdings, Inc.

       CHC Payroll Agent, Inc.

DELAWARE CONTINUED

       Columbia/HCA Healthcare Corporation  - Doing Business As:

             Healthcare Symposium (KY)

       Columbia Hospital Corporation - Delaware

       Columbia Hospital Corporation of Fort Worth

       Columbia Hospital Corporation of Houston

       Critical Care America, Inc.

       Critical Care America-East, Inc.

       Critical Care America-West, Inc.

       Creekwood Surgery Center, L.P.

       Delaware Psychiatric Company, Inc. - Doing Business As:

             Rockford Center (Newark, DE)

       Doctors Hospital of Augusta, Inc.  - Doing Business As:

             Augusta Regional Medical Center (Augusta, GA)
             Augusta Diagnostic Associates (Augusta, GA)
             Columbia County Urgent Care Center (GA)
             West Augusta Imaging Center (GA)
             West Augusta Radiation Oncology Center (GA)

       Edison Homes-Southeast, Inc.

       Extendicare Properties, Inc.

       Galen BH, Inc.

       Galendeco, Inc.

       Galen Health Care, Inc.  - Doing Business As:

             North Suburban Medical Center (Thornton, CO)
             Southwest Hospital (Louisville, KY)
             Southwest Medical Plaza (Louisville, KY)
             San Leandro Medical Center Professional Building (San Leandro, CA)

       Galen Health Institutes, Inc.  - Doing Business As:

             The Health Institute of Louisville (Louisville, KY)
             The Health Institute of San Antonio (San Antonio, TX) The Health Institute of Tampa Bay (Tampa Bay, FL)

DELAWARE CONTINUED

       Galen Hospital Alaska, Inc. - Doing Business As:

             Alaska Regional Hospital (Anchorage, AK)

       Galen Hospital Corporation, Inc. - Doing Business As:

             The Women's Hospital - Indianapolis (Indianapolis, IN)

       HCA - Hospital Corporation of America

       HCA Health Alliance, Inc.

       HCA Health Services of Midwest, Inc. - Doing Business As:

             Columbia Doctors Hospital (Little Rock, AR)
             Columbia Health Clinic (Little Rock, AR)
             Columbia Health Services of Arkansas
             Columbia Weber Clinic (Jacksonville, AR)

       HCA Holding Corporation

       HCA International, Inc.

       HCA Investments, Inc.

       HCA Psychiatric Company

       HCA, Inc.

       Health Services (Delaware), Inc.

       Health Services Acquisition Corp.

       H.H.U.K., Inc.

       Healthcare Technology Assessment Corporation

       Managed Prescription Network, Inc.

       Mecklenburg Surgical Land Development, Ltd.

       Medical Care America, Inc.

       Medical Care Financial Services Corp.

       Medical Care International, Inc.

       Medical Care Real Estate Finance, Inc.

       Medical Corporation of America

       MediPurchase, Inc.

DELAWARE CONTINUED

       Medical Specialties, Inc. - Doing Business As:

             Argyle Family Practice Center (FL)
             Coral Springs Family Medicine (FL)
             Parkway Medical Associates (FL)

       MediVision of Mecklenburg County, Inc.

       MediVision of Tampa, Inc.

       MediVision, Inc. - Doing Business As:

             Omni Eye Services (Atlanta, GA)
             MediVision of Charlotte (Charlotte, NC)
             Omni Eye Services of Chattanooga (Chattanooga, TN)
             MediVision of Greensboro (Greensboro, NC)
             MediVision of Hickory (Hickory, NC)
             MediVision/John Kenyon Eye Center (Jeffersonville, IN)
             Lake Worth Surgical Center (Lake Worth, FL)
             MediVision of Southern Pines (Southern Pines, NC)
             The Eye Institute of Southern Arizona (Tucson, AZ)
             The Eye Surgery Center of the Rio Grande Valley (Weslaco, TX)

       Mobile Corps., Inc.

       North Miami Beach Surgery Center, Inc.

       Northwest Surgicare, Inc.

       Orlando Outpatient Surgical Center, Inc.

       PMM, Inc.  - Doing Business As:

             Augusta Womens Medical Group (Augusta, GA)
             Plum Creek Medical Corporation (Aurora, CO)

       Paces Property L.P.

       Paragon SDS, Inc.

       Paragon WSC, Inc.

       Plano Imaging Associates L.P.

       Primary Medical Management, Inc. - Doing Business As:

             Agoura Hills Medical Group (Los Angeles County, CA)
             Biltmore Women's Health Center (Phoenix, AZ)
             Desoto Family Practice (Desoto, KS)
             Mount Oread Family Care, P.A. (Lawrence, KS)
             Park Medical Center
             Saguaro Medical Center (Scottsdale, AZ)
             The Carrollton Center for Family Health Care (Carrollton, TX) Westbrook Medical Practice (Shawnee, KS)
             Westlake Women's Health Management Center (West Lakes Village, CA)

       Suburban Medical Center at Hoffman Estates, Inc.  - Doing Business As:

             Hoffman Estates Medical Center (Hoffman Estates, IL)
             Chicago Home Health Services, (Chicago, IL)

DELAWARE CONTINUED

       Sun Bay Medical Office Building, Inc.

       Surgicare Corporation

       Tampa Podiatry Center, Ltd. - Doing Business As:

             Tampa Podiatry Center

FLORIDA

       Ambulatory Surgery Center Group, Ltd.- Doing Business As:

             Ambulatory Surgery Center

       Bay Hospital, Inc. - Doing Business As:

             Gulf Coast Hospital (Panama City, FL)

       Bellaire Surgi-Center, Ltd.- Doing Business As:

             Bellaire Surgi-Center

       Brandon Surgicenter Joint Venture - Doing Business As:

             Brandon Surgi-Center

       Broward Healthcare System, Inc.

       Cape Coral Surgery Center, Ltd.

       Cedarcare, Inc.

       Cedars BTW Program, Inc.

       Cedars Health Care Group, Ltd. - Doing Business As:

             Cedars Medical Center (Miami, FL)
             Florida Home Health Services - Broward (Ft. Lauderdale, FL) Florida Home Health Services - (Dade) (Miami, FL)
             Olsten Kimberly Quality Care (Miami, FL)

       Central Florida Regional Hospital, Inc. - Doing Business As:

             Central Florida Regional Hospital (Sanford, FL)

       Charlotte Community Hospital, Inc.

       Collier County Home Health Agency, Inc.

       Columbia/HCA of Treasure Coast, Inc.

       Columbia Hospital Corporation of Central Miami

FLORIDA CONTINUED

       Columbia Hospital Corporation of Kendall

       Columbia Hospital Corporation of Miami

       Columbia Hospital Corporation of Miami Beach

       Columbia Hospital Corporation of North Miami Beach

       Columbia Hospital Corporation of South Broward - Doing Business As:

             Westside Regional Medical Center (Plantation, FL)
             Olsten Kimberly Quality Care (Plantation, FL)

       Columbia Hospital Corporation of South Dade

       Columbia Hospital Corporation of South Florida - Doing Business As:

             Florida Physicians Group

       Columbia Hospital Corporation of South Miami

       Columbia Hospital Corporation of Tamarac

       Columbia Hospital Corporation-SMM

       Columbia Jacksonville Healthcare System, Inc.

       Columbia Midtown Joint Venture

       Columbia Park Healthcare System, Inc.

       Columbia Park Medical Center, Inc. - Doing Business As:

             Columbia Park Medical Center (Orlando, FL)

       Community Hospital of the Palm Beaches, Inc. - Doing Business As:

             Columbia Hospital (West Palm Beach, FL)
             Olsten Kimberly Quality Care (West Palm Beach, FL)
             The Arthritis Center at Palm Beaches Medical Center (West Palm Beach, FL)

       Community Hospitals of Galen, Inc. - Doing Business As:

             Pompano Beach Medical Center (Pompano Beach, FL)

       Coral Springs Surgi-Center, Ltd. - Doing Business As:

             Outpatient Surgery Center at Coral Springs (Coral Springs, FL)

       Countryside Surgery Center, Ltd.- Doing Business As:

             Countryside Surgi-Center

FLORIDA CONTINUED

       Daytona Medical Center, Inc. - Doing Business As:

             Daytona Medical Center (Daytona Beach, FL) f/k/a HH-Daytona Beach NSB Medical Associates
             Ormond Beach Medical Associates

       Deering Hospital, Inc.

       Deering Marketing and Communication Services, Inc.

       Deland Surgery Center, Ltd.

       Doctors Osteopathic Medical Center, Inc.

       Doctors Specialty Surgery Center of Jacksonville, Ltd.

       Englewood Community Hospital, Inc. - Doing Business As:

             Englewood Community Hospital (Englewood, FL)
             Able Care (Englewood, FL)

       Fawcett Memorial Hospital, Inc. - Doing Business As:

             Fawcett Memorial Hospital (Port Charlotte, FL)
             Able Care (Port Charlotte, FL)
             Olsten Kimberly Quality Care (Port Charlotte, FL)

       Florida Home Health Services-Private Care, Inc. - Doing Business As:

             Florida Home Health-Private Care
             Columbia Staffing Services
             Florida Home Health Registry

       Florida Medical Collection Services, Inc.

       Florida MRI Services, Inc.

       Florida Outpatient Surgery Center, Ltd.- Doing Business As:

             Florida Outpatient Surgery Center, Ltd.

       Florida Psychiatric Company, Inc.

       Fort Walton Beach Medical Center, Inc. - Doing Business As:

             Fort Walton Beach Medical Center (Ft. Walton Beach, FL) Advanced Home Health Care

FLORIDA CONTINUED

       Galencare, Inc. - Doing Business As:

             Brandon Hospital (Brandon, FL)
             Northside Hospital (St. Petersburg, FL)
             Olsten Kimberly Quality Care
             West Central Florida-Shared Services (St. Petersburg, FL)

       Galen Hospital-Pembroke Pines, Inc. - Doing Business As:

             Pembroke Pines Hospital (Pembroke Pines, FL)
             P & L Associates (Pembroke Pines, FL)

       Galen of Florida, Inc. - Doing Business As:

             Dade City Hospital (Dade City, FL)
             Orange Park Medical Center (Orange Park, FL)
             St. Petersburg General Hospital (St. Petersburg, FL)
             Bushnell Family Practice Center (Bushnell, FL)
             Dade City Professional Building (Dade City, FL)
             Normandy Manor Transitional Living Facility (Orlando, FL) Olsten Kimberly Quality Care
             West Central Florida OB/GYN (Dade City, Fl)

       Grant Center Hospital of Ocala, Inc.

       Hamilton Memorial Hospital, Inc. - Doing Business As:

             Our Home Care (Jasper, FL)

       HCA Development Corporation of Florida

       HCA Family Care Center, Inc.

       HCA Health Services of Florida, Inc. - Doing Business As:

             Bayonet Point/Hudson Medical Center (Hudson, FL)
             L.W. Blake Hospital (Bradenton, FL)
             Medical Center of Port St. Lucie (Port St. Lucie, FL) North Florida Regional Medical Center (Gainesville, FL) Oak Hill Hospital (Brooksville, FL)
             Community Home Health Care
             Olsten Kimberly Quality Care

       HCA Healthcare - Florida, Inc.

       HCA of Florida, Inc.

       HCA Physician Services of Tamarac, Inc.

       Home Health of Lee County, Inc.

FLORIDA CONTINUED

       Imaging and Surgery Centers of Florida, Inc. - Doing Business As:

             Clearwater Imaging
             Kissimmee Imaging

       Imaging Center of Kissimmee

       Jacksonville Surgery Center, Ltd.

       Kendall Healthcare Group, Ltd. - Doing Business As:

             Kendall Regional Medical Center (Miami, FL)
             First Health Center (Miami, FL)
             Kendall Therapy Center (Miami, FL)
             Olsten Kimberly Quality Care (Miami, FL)
             The Atrium at Kendall Regional Medical Center (Miami, FL)

       Kendall Therapy Center, Ltd.

       Kissimmee Surgicare, Ltd. - Doing Business As:

             Kissimmee Surgery Center

       Lake Forest Utilities, Inc.

       Largo Medical Center, Inc. - Doing Business As:

             Largo Medical Center - Largo, FL (Largo, FL)
             Olsten Kimberly Quality Care (Largo, FL)

       Lawnwood Medical Center, Inc. - Doing Business As:

             Harbour Shores Hospital of Lawnwood (Ft. Pierce, FL)
             Lawnwood Regional Medical Center (Ft. Pierce, FL)

       Lawnwood Regional Cancer Center Limited Partnership

       M & M of Ocala, Inc.

       Manatee Surgicare, Ltd.- Doing Business As:

             Gulf Coast Surgery Center

       Marion Community Hospital, Inc. - Doing Business As:

             Marion Community Hospital (Ocala, FL)

       Medical Center of Port St. Lucie, Inc.

       Medical Imaging Center of Ocala

       Medical Park Diagnostic Multicenter, Ltd. - Doing Business As:

             Medical Park Diagnostic Center (Miami, FL)

       Medical Imaging Center of Ocala

       MediVision Properties of Hillsborough County, LP

       MedPlan, Inc.

FLORIDA CONTINUED

       Miami Beach Healthcare Group, Ltd. - Doing Business As:

             Aventura Hospital and Medical Center (Miami, FL)
             Miami Heart Institute-North (Miami Beach, FL)
             Miami Heart Institute-South (Miami Beach, FL)
             Hallandale Health Center of Aventura Hospital and Medical Center (Miami, FL)
             North Miami Beach Surgical Center (North Miami Beach, FL)
             Olsten Kimberly Quality Care (Miami, FL)

       Naples Rehabilitative Services, Inc. - Doing Business As:

             Naples Rehab Center (Naples, FL)

       New Port Richey Hospital, Inc. - Doing Business As:

             New Port Richey Hospital (New Port Richey, FL)
             Olsten Kimberly Quality Care (New Port Richey, FL)

       New Port Richey Surgery Center, Ltd.- Doing Business As:

             New Port Richey Surgi-Center

       North Central Florida Health System, Inc.

       North Florida Immediate Care Center, Inc.

       North Florida Infusion Corporation

       North Florida Regional Investments, Inc.

       North Florida Regional Medical Center, Inc.

       North Miami Beach Surgical Center, Ltd.

       North Palm Beach County Surgery Center, Inc.

       North Palm Beach County Surgery Center, Ltd. - Doing Business As:

             North County Surgicenter

       Northwest Florida Healthcare Systems, Inc.

       Northwest Medical Center, Inc. - Doing Business As:

             Northwest Medical Center (Margate, FL)
             Olsten Kimberly Quality Care

       Northwest Regional Investment, Inc.

       Oak Hill Acquisition, Inc.

FLORIDA CONTINUED

       Okaloosa Hospital, Inc. - Doing Business As:

             Twin Cities Hospital (Niceville, FL)

       Okeechobee Hospital, Inc. - Doing Business As:

             Raulerson Hospital (Okeechobee, FL)

       Orange Park Medical Center, Inc.

       Orlando Depression Center, Inc. - Doing Business As:

             Orlando Depression Center (Orlando, FL)

       Orlando Surgicare, Ltd.- Doing Business As:

             Same Day Surgery of Orlando

       Osceola Regional Hospital, Inc. - Doing Business As:

             Osceola Regional Hospital (Kissimmee, FL)
             Osceola Home Care
             TRICO Home Health Agency

       Outpatient Surgical Services, Ltd.- Doing Business As:

             Outpatient Surgical Services

       P. and L. Associates

       Palm Beach Healthcare System, Inc.

       Park South Imaging Center II, Ltd.

       Park South Imaging Center, Ltd.

       Physical Therapy of Orlando, Inc. - Doing Business As:

             Kissimmee Physical Therapy
             Orlando Hand & Microvascular
             Central Florida Physical Therapy

       Pinellas Surgery Center, Ltd.

       Plantation Physicians, Ltd.

       Premier Tropic Staffing, Inc.

       Pulmonary Care Services, Inc.

       Putnam Hospital, Inc. - Doing Business As:

             Putnam Community Hospital (Palatka, FL)

       San Pablo Surgery Center, Ltd.

       Sarasota Cadiovascular Lab Associates, Ltd.

       Sarasota Doctors Hospital, Inc. - Doing Business As:

             Doctors Hospital of Sarasota (Sarasota, FL)

FLORIDA CONTINUED

       South Dade Healthcare Group, Ltd. - Doing Business As:

             Deering Hospital (Miami, FL)
             Grant Center of Deering (Miami, FL)

       Southwest Florida Health System, Inc.

       Southwest Florida Magnetic Imaging Services, Inc.

       Southwest Florida Regional Medical Center, Inc. - Doing Business As:

             Southwest Florida Regional Medical Center (Fort Myers, FL) Able Care (Fort Myers, FL)
             Olsten Kimberly Quality Care

       Space Coast Surgicare, Ltd. - Doing Business As:

             Space Coast Surgical Center

       Summer Associates, Ltd.

       Surgical Center Associates, Ltd.- Doing Business As:

             Winter Park Ambulatory Surgery Center

       Surgical Park Center, Ltd. - Doing Business As:

             Central Florida Surgery Center (Lakeland, FL)
             Radial Keratomy Institute of Surgical Park
             Surgical Park Center (Miami, FL)
             Surgiscopic Center at Surgical Park (Miami, FL)

       Surgicare America - Winter Park, Inc.

       Surgicare of Altamonte Springs, Inc.

       Surgicare of Brandon, Inc.

       Surgicare of Central Florida, Inc.

       Surgicare of Central Florida, Ltd.

FLORIDA CONTINUED

       Surgicare of Countryside, Inc.

       Surgicare of Deland, Inc.

       Surgicare of Florida, Inc. - Doing Business As:

             Tampa Bay Area Anesthesia

       Surgicare of Kissimmee, Inc.

       Surgicare of Manatee, Inc.

       Surgicare of Merritt Island, Inc.

       Surgicare of New Port Richey, Inc.

       Surgicare of Orlando, Inc.

       Surgicare of Pinellas, Inc.

       Surgicare of Plantation, Inc.

       Surgicare of Tallahassee, Inc.

       Stuart Outpatient Surgery Center, Ltd.

       Surgical Park Center, Ltd.

       Systems Medical Management, Inc. - Doing Business As:

             The Health Advantage Network (Orlando, FL)

       TSI Investments, Inc.

       Tallahassee Medical Center, Inc. - Doing Business As:

             Tallahassee Community Hospital (Tallahassee, FL)
             Advanced Home Health Care

       Tallahassee Orthopedic Surgery Partners, Ltd.- Doing Business As:

             Tallahassee Orthopedic Surgery Center

       Tamarac Acquisition Corporation

       Tamarac Hospital Corporation, Inc.

       Tampa Bay Health System, Inc.

FLORIDA CONTINUED

       Tampa Surgi-Centre, Inc.

       The West Florida Professionals, Inc. (formerly known DBPCO, Inc.)

       University Hospital, Ltd. - Doing Business As:

             University Hospital (Tamarac, FL)
             University Pavilion (Tamarac, FL)

       University Psychiatric Center, Inc.

       Victoria Hospital Partnership

       Visual Health and Surgical Center, Inc.

       Volusia Healthcare Network, Inc.

       West Florida Regional Medical Center, Inc. - Doing Business As:

             West Florida Regional Medical Center (Pensacola, FL)
             Advanced Home Health Care
             Okaloosa Cancer Care Center (Crestview, FL)

       West Lake Joint Venture Investments, Inc.

       West Palm Beach Surgery Center, Ltd.- Doing Business As:

             Surgicenter of the Palm Beaches

       Westside Surgery Center, Ltd.- Doing Business As:

             Parkside Surgery Center

       Winter Park Healthcare Group, Ltd. - Doing Business As:

             Winter Park Memorial Hospital

GEORGIA

       AOA Gulf Coast Partners, Inc.

       AOSC Sports Medicine, Inc. - Doing Business As:

             Northside Sports Medicine and Rehabilitation Center

       Atlanta Home Care

       Atlanta Outpatient Surgery Center, Inc.

       Atlanta Rehabilitation Medicine Management, Inc.

       Atlanta Surgery Center, Ltd.- Doing Business As:

             Atlanta Outpatient Surgery Center
             Atlanta Outpatient Peachtree Dunwoody Center

       Center for Health and Management at W.P.F., L.P.

       CMC Ventures, Inc.

GEORGIA CONTINUED

       Chatsworth Hospital Corp.

       Coliseum Associates, Inc.

       Coliseum Park Hospital, Inc. - Doing Business As:

             Coliseum Medical Centers (Macon, GA)

       Dublin Community Hospital, Inc. - Doing Business As:

             Fairview Park Hospital (Dublin, GA)

       Georgia Psychiatric Company, Inc. - Doing Business As:

             Coliseum Psychiatric Hospital (Macon, GA)

       Gwinnett Community Hospital, Inc. - Doing Business As:

             Eastside Medical Center (Snellville, GA)

       HCA Health Services of Georgia, Inc. - Doing Business As:

             Hughston Sports Medicine Hospital (Columbus, GA)
             Northlake Regional Medical Center (Atlanta, GA)

       HCA Health Services of Gwinnett County, Inc.

       HCA Parkway Investments, Inc.

       Health Care Management Corporation

       Health Care Providers, Inc.

       MOSC Sports Medicine Center, Inc. - Doing Business As:

             SportsSouth Sports Medicine & Rehabilitation

       MOSC Sports Medicine Center, L.P.

       Marietta Outpatient Medical Building, Inc.

       Marietta Outpatient Surgery, Ltd. - Doing Business As:

             Marietta Surgical Center

       Marietta Surgical Center, Inc.

       Med Corp., Inc.

       MedFirst, Inc.

       Medical Center-West, Inc. - Doing Business As:

             Parkway Medical Center (Lithia Springs, GA)

GEORGIA CONTINUED

       North Cobb Physical Therapy, Inc. - Doing Business As:

             North Cobb Physical Therapy

       Palmyra Park Hospital, Inc. - Doing Business As:

             Palmyra Medical Centers (Albany, GA)

       Redmond Oncology Services, Inc.

       Redmond Park Health Services, Inc.

       Redmond Park Hospital, Inc. - Doing Business As:

             Redmond Regional Medical Center (Rome, GA)

       Surgicare of Augusta, Inc. - Doing Business As:

             Augusta Surgical Center

       Surgicare Outpatient Center of Brunswick, Inc.

       The Rankin

       The Surgery Center of Rome - Doing Business As:

             The Surgery Center of Rome

       West Paces Ferry Hospital, Inc. - Doing Business As:

             West Paces Medical Center (Atlanta, GA)

       West Paces Services, Inc.

IDAHO

       HCA Health Services of Idaho, Inc.

       Surgery Center of Des Moines, Inc.

       Surgery Centers of Des Moines, Ltd.- Doing Business As:

             Surgery Center of Des Moines - West
             Surgery Center of Des Moines - East

ILLINOIS

       Belleville Surgical Center, Ltd.- Doing Business As:

             Notre Dame Hills Surgical Center

ILLINOIS CONTINUED

       Chicago Grant Hospital, Inc. - Doing Business As:

             Grant Hospital of Chicago
             Total Home Health Care of Chicago (Chicago, IL)

       Galen Hospital Illinois, Inc. - Doing Business As:

             Michael Reese Hospital and Medical Center (Chicago, IL) f/k/a HH-Michael Reese
             Hardy Home Health Services (Chicago, IL)
             Michael Reese - North
             Michael Reese - One Day Surgery
             Michael Reese Sears Tower

       Galen of Illinois, Inc.

       Illinois Psychiatric Hospital Company, Inc. - Doing Business As:

             Chicago Lakeshore Hospital (Chicago, IL)
             Riveredge Hospital (Forest Park, IL)
             Woodland Hospital (Hoffman Estates, IL)

       Joliet Surgery Center Limited Partnership - Doing Business As:

             AmSurg

       Marion Surgery Center, Ltd.- Doing Business As:

             Surgery Center of Southern Illinois

       Midwest Surgery Center, L.P.

       Northwest Surgicare, Ltd. - Doing Business As:

             Northwest Surgicare

       Smith Laboratories, Inc.

       Surgicare of 25 E. Washington, L.P.

       Surgicare of 25 E. Washington, Inc.

       Surgicare of Belleville, Inc.

       Surgicare of Joliet, Inc.

       Surgicare of Palos Heights, Inc.

INDIANA

       BAMI-COL, Inc.

INDIANA CONTINUED

       Basic American Medical, Inc.

       F & E Community Developers of Florida, Inc.

       Thomasville Hospital, Inc.

KANSAS

       Day Surgery, Inc.

       Dodge City Healthcare Group, L.P.

       Galen of Kansas, Inc. - Doing Business As:

             Independence Regional Health Center (Independence, MO) Overland Park Regional Medical Center (Overland Park, KS) Columbia School - Adult Day Care Center (Independence, MO) Development Properties (Independence, MO)
             LaCygne Rural Health Clinic (LaCygne, KS)
             Medical Billing Specialists (Independence, MO)
             Prompt Care (Lawrence, KS)
             Women's Healthcare Group (Lawrence, KS)

       Galichia Laboratories, Inc.

       HCA Health Services of Kansas, Inc. - Doing Business As:

             Wesley Medical Center (Wichita, KS)
             Total HomeCare (Wichita, KS)

       OB-GYN Diagnostics, Inc.

       Overland Park Homecare Services, Inc.

       Surgicare of Wichita, Inc.

       Surgicare of Wichita, Ltd. - Doing Business As:

             Surgicare of Wichita

       Surgicenter of Johnson County, Inc.

       Surgicenter of Johnson County, Ltd. - Doing Business As:

             Surgicenter of Johnson County

       Western Plains Regional Hospital, Inc. - Doing Business As:

             Western Plains Regional Hospital (Dodge City, KS)
             Quickcare (Dodge City, KS)

KENTUCKY

       A. C. Medical, Inc.

       B.G. MRI, Inc.

       Frankfort Hospital, Inc. - Doing Business As:

             Bluegrass Regional Medical Center (Frankfort, KY)

       GALENCO, Inc.

       Galen International Holdings, Inc.

       Galen of Kentucky, Inc. - Doing Business As:

             Audubon Regional Medical Center (Louisville, KY) Lake Cumberland Regional Hospital (Somerset, KY) Suburban Medical Center (Louisville, KY)
             Advanced Cardiovascular Institute (Louisville, KY) Audubon Medical Plaza (Louisville, KY)
             J. Graham Brown Cancer Center (Louisville, KY) Caretenders (Louisville, KY)
             Lake Cumberland Home Health Agency
             Regional Hospital Services
             Suburban Medical Plaza (Louisville, KY)

       Greenview Hospital, Inc. - Doing Business As:

             Greenview Hospital (Bowling Green, KY)
             Same Day Surgery (Bowling Green, KY)

       LACO, Inc.

       Owensboro Ambulatory Surgical Facility, Ltd.

       South Central Kentucky Corp.

       Subco of Kentucky, Inc.

       Surgicare of Owensboro, Inc.

       The Owensboro Surgery Center, Inc. - Doing Business As:

             Owensboro Ambulatory Surgical Facility

       Tri-County Community Hospital, Inc.

LOUISIANA

       BRASS East Surgery Center Partnership in Commendam - Doing Business As:

             The Outpatient Center of Baton Rouge
             The Outpatient Surgery Center for Sight

LOUISIANA CONTINUED

       BRASS Partnership, I.C. - Doing Business As:

             Baton Rouge Ambulatory Surgicare Services

       Central Louisiana Healthcare System Limited Partnership - Doing Business
         As:

             Avoyelles Hospital (Marksville, LA)
             Oakdale Community Hospital (Oakdale, LA)
             Rapides Regional Medical Center
             Rapides General Hospital
             Rapides Womens Hospital
             Rapides Womens Adult Psychiatric Center
             Ville Platte Medical Center (Ville Platte, LA)
             Winn Parish Medical Center (Winnfield, LA)

       Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.

       Galen of Louisiana, Inc. - Doing Business As:

             Springhill Medical Center (Springhill, LA)

       HCA Health Services of Louisiana, Inc. - Doing Business As:

             North Monroe Hospital (Monroe, LA)

       HCA Highland Hospital, Inc. - Doing Business As:

             Highland Hospital (Shreveport, LA)

       Houma Plaza One, a Louisiana general partnership

       Houma Surgical Center Investors, Ltd.

       Lake Area Medical Center, Inc.

       Lake Charles Surgery Center, Inc. - Doing Business As:

             Surgicare of Lake Charles

       Lakeside Associates, Inc.

       Louisiana Psychiatric Company, Inc. - Doing Business As:

             Cypress Hospital (Lafayette, LA)
             DePaul Hospital (New Orleans, LA)

       New Orleans Surgicare, Inc. - Doing Business As:

             The Greater New Orleans Surgery Center

       Surgicare Outpatient Center of Baton Rouge, Inc.

       Surgicare Outpatient Center of Houma, Inc.

LOUISIANA CONTINUED

       Surgicare Outpatient Center of Lake Charles, Inc.

       Surgicare Outpatient Center of West Jefferson, Inc.

       Surgicenter of East Jefferson, Inc.

       WGH, Inc.

MASSACHUSETTS

       Health Imaging Center of Boston, Inc.

       Orlando Outpatient Surgical Center, Ltd.- Doing Business As:

             MediVision of Orlando

       Same Day Surgicare of New England, Inc. - Doing Business As:

             Same Day Surgey Center New England

       Suburban Surgicare Limited Partnership

       Surgicare of Suburban, Inc.

       Waltham Outpatient Surgicare Limited Partnership

       Waltham Surgicare, Inc.

MICHIGAN

       Critical Care America Pharmacy, Inc.

       Surgicare of Saginaw, Inc.

MINNESOTA

       St. Cloud Outpatient Surgery, Ltd. - Doing Business As:

             St. Cloud Surgical Center

       St. Cloud Surgical Center, Inc.

       Surgicare of Minneapolis, Inc.

       Surgicare of Minneapolis, Ltd.- Doing Business As:

             Surgicare of Minneapolis
             Centennial Lakes Same Day Surgery Center

       Surgicare of Minneapolis, Ltd.

       Surgicenter Limited Partnership

MISSISSIPPI

       Galen of Mississippi, Inc.

       Gulf South Outpatient Center, L.P. - Doing Business As:

             Gulf South Outpatient Center

       Lakeland Physicians Medical Building, Inc.

       Mississippi Surgical Center Limited Partnership - Doing Business As:

             Mississippi Surgical Center

       Surgicare of Gulfport, Inc.

       Surgicare of Jackson, Inc.

       Surgicare of Jackson, Ltd. - Doing Business As:

             Surgicare of Jackson

       Surgicare of Mississippi, Inc.

MISSOURI

       Business Health Services, Inc.

       Clinical Management Services, Inc.

       Clinical Specialties, Inc.

       Comprehensive Care Clinics, Inc.

       HCA Health Services of Missouri, Inc.

       HEI Missouri, Inc.

       HEI Sullivan, Inc.

       Kansas City Surgicenter, Ltd. - Doing Business As:

             Surgicenter of Kansas City

       Kensington Care Services, Inc.

       M.W.A., Inc.

       Midwest Psychiatric Center, Inc. - Doing Business As:

             Research Psychiatric Center (Kansas City, MO)

       Oak Grove Medical Clinic, Inc.

       Physical Therapy Affiliates, Inc.

MISSOURI CONTINUED

       Precise Imaging, Inc.

       PRI-MED, Inc.

       Regional Multicare Group, Inc.

       Surgicare of Antioch Hills, Inc.

       Truman-Forest Pharmacy, Inc.

NEBRASKA

       Omaha Healthcare System, Inc.

NEVADA

       CHC Venture Co.

       Chiron, Inc.

       Columbia Hospital Corporation of West Houston

       Consolidated Las Vegas Medical Centers

       Desert Physical Therapy, Inc. - Doing Business As:

             Desert Physical Therapy

       HCA Health Services of Nevada, Inc.

       Las Vegas Physical Therapy, Inc. - Doing Business As:

             Lynn Maguire Physical Therapy, Inc.

       Las Vegas Surgical Center, Ltd.

       Las Vegas Surgicare, Inc.

       Las Vegas Surgicare, Ltd. - Doing Business As:

             Las Vegas Surgicare

       National Care Services Corp. of Nevada - Doing Business As:

             Sunrise Diagnostic Center
             Sunrise Medical Tower III (NV)
             Sunrise Medical Tower IV (NV)

       Sunrise Professional Pharmacy

       Nevada Psychiatric Company, Inc.

       Reno Outpatient Surgery Center, Ltd. - Doing Business As:

             Reno Medical Plaza

       Sahara Outpatient Surgery Center, Ltd.

NEVADA CONTINUED

       Sunrise Hospital - Doing Business As:

             Sunrise Hospital and Medical Center (Las Vegas, NV)
             The Women's Hospital (Las Vegas, NV)

             Sunrise Children's Hospital (Las Vegas, NV)

       Sunrise Outpatient Services, Inc.

       Surgicare of Las Vegas, Inc.

       Surgicare of Reno, Inc.

NEW HAMPSHIRE

       HCA Health Services of New Hampshire, Inc. - Doing Business As:

             Parkland Medical Center (Derry, NH)
             Portsmouth Hospital (Portsmouth, NH)
             Portsmouth Pavilion (Portsmouth, NH)

       Health Imaging Asset Management, Inc.

       Health Imaging Centers of Columbus, Inc.

       Health Imaging Centers, Inc.

       Regional Psychiatric Company, Inc.

       Salem Surgery Center

       Work Performance Center Limited Partnership

NEW JERSEY

       HCA Health Services of New Jersey, Inc.

NEW MEXICO

       Guadalupe Medical Center, Inc. - Doing Business As:

             Guadalupe Medical Center (Carlsbad, NM)

       HCA Health Services of New Mexico, Inc.

       Hobbs Community Hospital, Inc. - Doing Business As:

             Lea Regional Hospital (Hobbs, NM)

       New Mexico Psychiatric Company, Inc. - Doing Business As:

             Heights Psychiatric Hospital (Albuquerque, NM)

NEW YORK

       Critical Care America of New York, Incorporated

NORTH CAROLINA

       Cumberland Medical Center, Inc. - Doing Business As:

             Highsmith-Rainey Memorial Hospital (Fayetteville, NC)

       Galen of North Carolina, Inc.

       HCA-Raleigh Community Hospital, Inc. - Doing Business As:

             Raleigh Community Hospital (Raleigh, NC)

       Optical Shop, Inc. - Doing Business As:

             The Optical Shop, Inc.

       Medical Arts Imaging Center Limited Partnership

       Raleigh Community Medical Office Building, Ltd.

       Raleigh Community Physical Therapy And Sports Medicine Center

       Salem Optical Company, Inc. - Doing Business As:

             Salem Optical Co., Inc.

       Southeastern Eye Center, Inc.

       Wake Psychiatric Hospital, Inc. - Doing Business As:

             Holly Hill Hospital (Raleigh, NC)

OHIO

       E.N.T. Services, Inc.

       Middleburg Heights Surgical Center, Inc.

       The Surgery Center, an Ohio Limited Partnership - Doing Business As:

             The Surgery Center

OKLAHOMA

       HCA Affiliated Services of Oklahoma, Inc.

       HCA Health Services of Oklahoma, Inc. - Doing Business As:

             Presbyterian Hospital (Oklahoma City, OK)
             St. Mary's Medical Center (Enid, OK)
             Rogers Occupational Clinic (Enid, OK)

OKLAHOMA CONTINUED

       Oklahoma Outpatient Surgery Limited Partnership - Doing Business As:

             Oklahoma Surgicare

       Oklahoma Surgicare, Inc.

       Surgicare of Tulsa, Inc. - Doing Business As:

             Surgicare of Tulsa

OREGON

       Salem Surgery Center, Ltd. - Doing Business As:

             Northbank Surgical Center

       Surgicare of Salem, Inc.

PENNSYLVANIA

       Basic American Medical Equipment Company, Inc.

       Chestnut Hill Hospital Surgical Center, JV - Doing Business As:

             Chestnut Hill Hospital Outpatient Surgical Center

       Chestnut Hill Surgical Investors, Ltd.

       Surgicare of Philadelphia, Inc.

RHODE ISLAND

       Blackstone Valley Surgicare, Inc. - Doing Business As:

             Blackstone Valley Surgicare

       HCA Health Services of Rhode Island, Inc.

       Pawtucket Outpatient Medical Building, Inc.

       Wayland Square Surgicare, Inc. - Doing Business As:

             Wayland Square Surgicare

SOUTH CAROLINA

       Aiken Health Services, Inc.

       C/HCA Development, Inc. - Doing Business As:

             Aiken Regional Medical Center (Aiken, SC)
             The Aurora Pavilion (Aiken, SC)

SOUTH CAROLINA CONTINUED

       Coastal Carolina Home Care, Inc.

       HCA Healthcare - South Carolina, Inc.

       HCA South Carolina Health Services, Inc.

       Low Country Health Services, Inc. of the Southeast

       Myrtle Beach Hospital, Inc. - Doing Business As:

             Grand Strand Regional Medical Center (Myrtle Beach, SC)

       North Trident Regional Hospital, Inc. - Doing Business As:

             Trident Regional Medical Center (Charleston, SC)

       Trident Ambulatory Surgery Center, L.P. (See Partnership Section)

       Trident Ambulatory Surgery Center (North Charleston, SC)

TENNESSEE

       Athens Community Hospital, Inc. - Doing Business As:

             Athens Community Hospital (Athens, TN)

       Atrium Memorial Surgical Center, Ltd. - Doing Business As:

             Atrium Memorial Surgery Center

       Chattanooga Health Systems, Inc.

       Chattanooga Healthcare Network, L.P.

       Chattanooga Healthcare Network Partner, Inc.

       Columbia/HCA Information Services, Inc.

       Community and Occupational Health Services, Inc.

       Diagnostic Center Hospital Corporation

       Galen of Tennessee, Inc. - Doing Business As:

             East Ridge Hospital (East Ridge, TN)
             Care Plus Home Health Services of Chattanooga

       General Care Corp. - Doing Business As:

             Regional Hospital of Jackson (Jackson, TN)

       Greenview Surgery Center, Ltd.

       HCA Capital Corporation

       HCA Crossroads Residential Centers, Inc.

TENNESSEE CONTINUED

       HCA Development Company, Inc.

       HCA Donelson Investments, Inc.

       HCA Health Services of Tennessee, Inc. - Doing Business As:

             Centennial Medical Center (Nashville, TN)
             Centennial Medical Center/Parthenon Pavilion (Nashville, TN) Summit Medical Center (Nashville, TN)
             Smyrna Medical Center (Smyrna, TN)
             Southern Hills Medical Center (Nashville, TN)
             Summit Medical Center (Nashville, TN)

       HCA Home and Clinical Services, Inc.

       HCA International Company

       HCA Medical Services, Inc.

       HCA Physician Services, Inc.

       HCA Properties, Inc.

       HCA Psychiatric Company

       HCA Realty, Inc.

       HCA Southern Hills Investments, Inc.

       HSC Surgical Associates of Nashville, L.P. - Doing Business As:

             Heritage Surgery Center

       Health Enterprises, Inc.

       Hospital Corporation of Tennessee - Doing Business As:

             Volunteer General Hospital (Martin, TN)

       Hospital Realty Corporation

       Indian Path Hospital, Inc. - Doing Business As:

             Indian Path Medical Center (Kingsport, TN)

       IPH, Inc.

       Judy's Foods, Inc.

       Knoxville Surgicare, Ltd. - Doing Business As:

             The Surgery Center/Pain Control Center

TENNESSEE CONTINUED

       Medical Center Surgery Associates, L.P.

       Medical Plaza Ambulatory Surgery Center Associates, L.P.

       Nashville Psychiatric Company, Inc.

       Park Plaza Realty, Inc.

       Parkridge Hospital, Inc. - Doing Business As:

             Parkridge Medical Center (Chattanooga, TN)

       Parkside Surgery Center, Inc.

       Parthenon Financial Services, Inc.

       Parthenon Insurance Company

       Parthenon Travel Services, Inc.

       Plano Ambulatory Surgery Associates, L.P.

       Rio Grande Surgery Center Associates, L.P.- Doing Business As:

             Rio Grande Surgery Center (McAllen, TX)

       St. Mark's Ambulatory Surgery Associates, L.P.

       Sullins Surgical Center, Inc.

       TCPN, Inc.

       Tennessee Healthcare Management, Inc.

       Tennessee Psychiatric Company, Inc. - Doing Business As:

             Indian Path Pavilion (Kingsport, TN)

       The Center for Health Services, Inc.

       Valley Psychiatric Hospital Corporation - Doing Business As:

             Valley Psychiatric Hospital (Chattanooga, TN)

       The Psychiatric Hospital at Vanderbilt, Ltd. - Doing Business As:

             The Psychiatric Hospital at Vanderbilt (Nashville, TN)

       Trident Ambulatory Surgery Center, L.P.

       WDC, Inc.

TEXAS

       Arlington Diagnostic South, Inc.

       BMSH, Inc.

       Bailey Square Ambulatory Surgical Center, Ltd.

TEXAS CONTINUED

       Bailey Square Outpatient Surgical Center, Inc.

       Bay Area Healthcare Group, Ltd. - Doing Business As:

             Bay Area Medical Center (Corpus Christi, TX)
             Bayview Hospital (Corpus Christi, TX)
             Doctors Regional Medical Center (Corpus Christi, TX)
             Rehabilitation Hospital of South Texas (Corpus Christi, TX) Columbia/HCA Home Health (Corpus Christi, TX)

       Bay Area Surgical Center Investors, Ltd.

       Bay Area Surgicare Center, Inc. - Doing Business As:

             Bay Area Surgicare Center

       Beaumont Healthcare System, Inc.

       Beaumont Hospital, Inc. - Doing Business As:

             Beaumont Regional Medical Center (Beaumont, TX)
             Fannin Pavilion

       Beaumont Medical Arts, Inc.

       Bellaire Imaging, Inc.

       Brazos Acquisition Corp.

       CHC Management, Ltd.

       CHC Payroll Company

       CHC Realty Corporation

       CHC-DC, Inc.

       CHC-El Paso Corporation

       CHC-Miami Corporation

       CHC-Psychiatric Management Ltd.

       Central San Antonio Surgery Center, Ltd.

       Central San Antonio Surgical Center Investors, Ltd. - Doing Business As:

             Surgicare of San Antonio

       Clear Lake Regional Medical Center, Inc. - Doing Business As:

             Clear Lake Regional Medical Center (Webster, TX)

       Columbia/HCA of Houston, Inc.

TEXAS CONTINUED

       Columbia/HCA of North Texas, Inc.

       Columbia/HCA of San Angelo, Inc.

       Columbia Bay Area Realty, Ltd.

       Columbia/HCA Healthcare Corporation of Central Texas

       Columbia Hospital Corporation At The Medical Center

       Columbia Hospital Corporation of Arlington

       Columbia Hospital Corporation of Bay Area

       Columbia Hospital Corporation of Corpus Christi

       Columbia Hospital Securities Corporation

       Columbia Hospital-Arlington (WC), Ltd.

       Columbia Hospital-El Pasco, Ltd.

       Columbia Hospital-Miami, Ltd.

       Columbia Psychiatric Management Co.

       Corpus Christi Healthcare Group, Ltd.

       Corpus Christi Surgery, Ltd. - Doing Business As:

             Surgicare Specialty Hospital (Corpus Christi, TX)

       Cy-Fair Surgery Center, Ltd. - Doing Business As:

             Cy-Fair Surgery Center

       Doctors Hospital of Corpus Christi, Inc.

       E.P. Physical Therapy Centers, Inc.

       El Paso Healthcare Systems, Ltd. - Doing Business As:

             Columbia Behavioral Center (El Paso, TX)
             Columbia Medical Center-East (El Paso, TX)
             Columbia Medical Center-West (El Paso, TX)
             Columbia Rehabilitation Hospital (El Paso, TX) Columbia Back Institute (El Paso, TX)
             Columbia Diagnostic Centers (El Paso, TX)
             Columbia Healthcare System (El Paso, TX)
             Columbia LifeCare Center (El Paso, TX)
             Columbia Regional Oncology Center (El Paso, TX) Columbia Sports Medicine Center (El Paso, TX) Columbia Wound Care Center (El Paso, TX)
             El Paso Infusion Therapy (El Paso, TX)
             El Paso Nurses Unlimited

TEXAS CONTINUED

       El Paso Nurses Unlimited, Inc. - Doing Business As:

             Nurses Unlimited of El Paso (El Paso, TX)

       El Paso Pathology Group, P.A.

       El Paso Physical Therapy Center, Ltd. - Doing Business As:

             Columbia Physical Therapy Center

       El Paso Surgicenter, Inc. - Doing Business As:

             Surgical Center of El Paso

       Endoscopy Clinic of Dallas, Inc.

       Fort Worth Investments, Inc.

       Fort Worth Medical Plaza, Inc. - Doing Business As:

             Plaza Medical Hospital (Ft. Worth, TX)
             Plaza Medical Center East (Ft. Worth, TX)
             Saint Joseph's Hospital (Ft. Worth, TX)

       Galen Hospital of Baytown, Inc.

       Galen Hospitals of Texas, Inc. - Doing Business As:

             Brazos Valley Medical Center (College Station, TX)
             Dunwoody Medical Center (Atlanta, GA) (
             Medical City Dallas Hospital (Dallas, TX)
             Bryan Professional Building
             Brazos Valley Medical Center - Bremond
             Brazos Valley Surgical Center
             Medical City Dallas - Ambulatory Surgery Center
             WellHealth Center
             West Texas Professional Building

       Greater Houston Preferred Provider Option Inc. - Doing Business As:

             Greater Houston PPO

       Gramercy Surgery Center, Ltd. - Doing Business As:

             Gramercy Outpatient Surgery Center

       Gulf Coast Provider Network, Inc.

       HCA Health Services of Texas, Inc. - Doing Business As:

             Denton Community Hospital (Denton, TX)
             Lewisville Medical Center (Lewisville, TX)

TEXAS CONTINUED

             North Hills Hospital (North Richland Hills, TX)
             Rio Grande Regional Hospital (McAllen, TX)
             HCA Alliance Airport Clinic

       HCA-Arlington, Inc. - Doing Business As:

             HCA Arlington Medical Center (Arlington, TX)

       HCA Physician Services of North Texas, Inc.

       HCA Plano Imaging, Inc.

       HCA-Arlington, Inc.

       Heart Center of Forth Worth, Ltd.

       HEI Construction, Inc.

       HEI Orange, Inc.

       HEI Publishing, Inc.

       HEI Sealy, Inc.

       HSP of Texas, Inc. - Doing Business As:

             Medical Center of Plano (Plano, TX)

       Impact Healthcare Consultants, Ltd.

       Las Colinas Surgery Center, Ltd.

       Lockhart Acquisition Corp.

       MGH Medical, Inc. - Doing Business As:

             Metropolitan Hospital (San Antonio, TX)
             Floresville Medical Clinic (Floresville, TX)
             Metropolitan Transitional Care Unit (San Antonio, TX)

       MCA Sports of Amarillo, Inc.

             Sports Therapy and Rehabilitation of Amarillo

       Med-Center Hospital/Houston, Inc. - Doing Business As:

             Medical Center Hospital - Houston, TX (Houston, TX)

       Med Plus of El Paso, Inc.

       Medical Center Del Oro Hospital, Inc.

TEXAS CONTINUED

       Medical City Dallas Hospital, Inc.

       Mid-Cities Surgi-Center, Inc. - Doing Business As:

             Mid-Cities Surgicenter

       Navarro Memorial Hospital, Inc. - Doing Business As:

             Navarro Regional Hospital (Corsicana, TX)

       North Texas Surgicenter, JV

       One Forest Plaza, Inc.

       Orthopedic Hospital, Ltd. - Doing Business As:

             Texas Orthopedic Hospital (Houston, TX)

       Paragon of Texas Health Property, PNC

       Paragon Surgery Center of Texas, Inc.

       Park Central Surgical Center, Ltd. - Doing Business As:

             Park Central Surgical Center

       Physicians MRI Services, Inc.

       Quantum/Bellaire Imaging, Ltd.

       Rim Building Partners, L.P.

       Rio Grande Development Corp.

       Rio Grande Regional Hospital, Inc.

       Rio Grande Regional Investments, Inc.

       Rosewood Professional Office Building, Ltd.

       S.A. Medical Center, Inc.

       San Antonio Regional Hospital, Inc. - Doing Business As:

             San Antonio Regional Hospital (San Antonio, TX) f/k/a HH-San
             Antonio

TEXAS CONTINUED

             Bandera Medical Clinic (Bandera, TX)

       Silsbee Hospital, Inc. - Doing Business As:

             Silsbee Doctors Hospital (Silsbee, TX)
             Jasper Home Care (Jasper, TX)
             Silsbee Home Care (Silsbee, TX)

       South Texas Ambulatory Surgery Hospital, Ltd. - Doing Business As:

             South Texas Ambulatory Surgery Hospital

       South Texas Surgicare, Inc.

       Southwest Houston Surgicare, Inc.

       Spring Branch Medical Center, Inc. - Doing Business As:

             Spring Branch Medical Center (Houston, TX)
             Sam Houston Memorial Hospital (Houston, TX)

       Sun Towers/Vista Hills Holding Co.

       Surgical Center of Irving, Inc.

       Surgical Center of Southeast Texas, Ltd. - Doing Business As:

             Surgical Center of Southeast Texas

       Surgical Center of Wichita Falls, Inc.

       Surgical Facility of West Houston, L.P. - Doing Business As:

             West Houston Surgicare

       Surgicare of Amarillo, Inc.

       Surgicare of Central San Antonio, Inc.

       Surgicare of Gramercy, Inc.

       Surgicare of North San Antonio, Inc.

       Surgicare of Southeast Texas, Inc.

       Surgicare of Travis Center, Inc. - Doing Business As:

             Travis Centre Outpatient Surgery

       Surgicare of Victoria, Inc.

TEXAS CONTINUED

       Surgicare of Victoria, Ltd. - Doing Business As:

             Surgicare Outpatient Center of Victoria

       TOPS Specialty Hospital, Ltd. - Doing Business As:

             TOPS Surgical Specialty Hospital

       Texas Outpatient Surgicare Center, Inc.

       Texas Psychiatric Company, Inc. - Doing Business As:

             Turtle Creek of Florida Self-Insurance Trust

       Village Oaks Medical Center, Inc. - Doing Business As:

             Village Oaks Medical Center (San Antonio, TX)
             McQueeney Medical Clinic (McQueeney, TX)

       W & C Hospital, Inc. - Doing Business As:

             Women's and Children's Hospital (San Antonio, TX)
             Southwest Fertility Institute (San Antonio, TX)
             The Woman's Place (San Antonio, TX)

       WHMC, Inc. - Doing Business As:

             West Houston Medical Center (Houston, TX)

       Waco Hospital Corp. - Doing Business As:

       Waco Outpatient Surgical Center, Inc.

       Waco Surgical Center, Ltd. - Doing Business As:

             Waco Medical Group Surgical Center

       West Houston ASC, Inc.

       West Houston Healthcare Group, Ltd. - Doing Business As:

             Bellaire General Hospital (Houston, TX)
             Rosewood Medical Center (Houston, TX)
             Champions Treatment Center (Houston, TX)
             Houston Imaging Center (Houston, TX)
             MRI Southwest (Houston, TX)

       West Houston Outpatient Medical Facility, Inc.

TEXAS CONTINUED

       West Houston Surgicare, Inc.

       Willow Creek Hospital, Ltd.

       Woman's Hospital of Texas, Incorporated - Doing Business As:

             Woman's Hospital of Texas (Houston, TX)

UTAH

       General Hospitals of Galen, Inc. - Doing Business As:

             Cartersville Medical Center (Cartersville, GA)
             Creekside Home Care of Northern Utah (Layton, UT)
             Davis Hospital and Medical Center (Layton, UT)
             Peachtree Regional Hospital (Newnan, GA)

             Peachtree Health and Fitness Center (Newnan, GA)

       HCA Health Services of Utah, Inc. - Doing Business As:

             St. Mark's Hospital (Salt Lake City, UT)

       St. Mark's Ambulatory Surgery Associates, L.P. - Doing Business As:

             St. Mark's Ambulatory Surgery Center (Salt Lake City, UT)

       St. Mark's Investments, Inc.

VIRGINIA

       Ambulatory Services Management Corp. of Chesterfield Co

       Brandermill Medical Ancillaries, Inc.

       Brandermill Medical Associates

       Central Virginia Radiation Therapy Partners

       Chicago Medical School Hospital, Inc.

       Chippenham Hospital, Inc. - Doing Business As:

             Chippenham Hospital (Richmond, VA)
             Tucker Pavilion (Richmond, VA)

       Circle Terrace Hospital Corporation

       Columbia/HCA John Randolph, Inc.

       Columbia/HCA Retreat Hospital, Inc.

       Fairfax Surgery Center Associates, Ltd. - Doing Business As:

             Fairfax Surgical Center

VIRGINIA CONTINUED

       Galen-Med, Inc. - Doing Business As:

             Clinch Valley Medical Center (Richlands, VA)
             Lake Area Medical Center (Lake Charles, LA)
             Lakeland Medical Center (New Orleans, LA)

       Galen of Virginia, Inc. - Doing Business As:

             University of Louisville Hospital (Louisville, KY)

       Galen Virginia Hospital Corporation

       HCA Ambulatory Surgery Investments, Inc.

       HCA Health Services of Virginia, Inc. - Doing Business As:

             Henrico Doctors Hospital (Richmond, VA)
             Lewis-Gale Psychiatric Center (Salem, VA)
             Reston Hospital Center (Reston, VA)

       Health Resource Productions, Inc.

       Imaging and Surgery Centers of Virginia, Inc. - Doing Business As:

             Fairfax City Imaging

       Johnston-Willis Limited - Doing Business As:

             Johnston-Willis Hospital (Richmond, VA)

       Lewis-Gale Hospital, Incorporated - Doing Business As:

             Lewis-Gale Hospital, (Salem, VA)

       NOCO, Inc.

       Preferred Care of Richmond, Inc.

       Reston Hospital Lithotriftol, J.V.

       Richmond West End Real Estate, Inc.

       Skipfor, Inc.

       Surgicare of Virginia, Inc.

       United Ambulance Service, Inc.

       Virginia Psychiatric Company, Inc. - Doing Business As:

             Dominion Hospital (Falls Church, VA)
             Peninsula Center for Behavioral Health (Hampton, VA)
             Poplar Springs Hospital (Petersburg, VA)

WASHINGTON

       ACH, Inc.

WEST VIRGINIA

       Charleston Hospital, Inc.

       Galen of West Virginia, Inc. - Doing Business As:

             Greenbrier Valley Medical Center (Ronceverte, WV)
             St. Luke's Hospital (Bluefield, WV)

             Galen Shared Services

       HCA Health Services of West Virginia, Inc.

       Hospital Corporation of America

       Raleigh General Hospital - Doing Business As:

             Raleigh General Hospital (Beckley, WV)

       Teays Valley Health Services, Inc. - Doing Business As:

             Putnam General Hospital (Hurricane, WV)

       Tri Cities Health Services Corp. - Doing Business As:

             River Park Hospital (Huntington, WV)

WISCONSIN

       Psychiatric Company of Dane County, Inc.

BERMUDA

       Parthenon Insurance Company, Limited

SWITZERLAND

       Societe Anonyme de l'Exploitation de l'Hopital de la Tour - Doing
         Business as:

             Hopital de la Tour

       Permanence de l'Hopital de la Tour S.A. - Doing Business As:

             Geneva Out-Patient Clinic

UNITED KINGDOM

       The Wellington Private Hospital Limited - with the following unincorporated division - Doing Business As:

             The Wellington Hospital